Exhibit 99.3

TYCO ELECTRONICS LTD.

ADJUSTED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended March 28, 2008

		Adjustments
		Restructuring		Adjusted
		and Other	Other Items,	Results
	US GAAP	Charges, Net	Net (1)	(Non-GAAP) (2)
	(in millions, except per share data)

Net sales	$3,662	$—	$—	$3,662
Cost of sales	2,692	(1)	—	2,691
Gross income	970	1	—	971
Selling, general, and administrative expenses	421	—	36	457
Litigation settlement	23	—	(23)	—
Restructuring and other charges, net	25	(25)	—	—
Income from operations	501	26	(13)	514
Interest income	9	—	—	9
Interest expense	(49)	—	—	(49)
Other income	13	—	—	13
Income from continuing operations before income taxes and minority interest	474	26	(13)	487
Income taxes	(171)	(8)	20	(159)
Minority interest	(1)	—	—	(1)
Income from continuing operations	$302	$18	$7	$327

Basic earnings per share:
Income from continuing operations	$0.62			$0.67
Diluted earnings per share:
Income from continuing operations	$0.62			$0.67
Weighted-average number of shares outstanding:
Basic	486			486
Diluted	489			489

ADJUSTED CONSOLIDATED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended March 28, 2008

		Adjustments		Adjusted
		Restructuring		Income from
		and Other	Other Items,	Operations
	US GAAP	Charges, Net	Net (1)	(Non-GAAP) (2)
	(in millions)
Income from Operations:
Electronic Components	$419	$15	$(36)	$398
Network Solutions	53	9	—	62
Undersea Telecommunications	39	2	—	41
Wireless Systems	13	—	—	13
Litigation settlement	(23)	—	23	—
Total	$501	$26	$(13)	$514

(1) Consists of a $36 million gain on the sale of real estate and $23 million of costs related to the settlement of securities litigation with the State of New Jersey.

(2) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended December 28, 2007

		Adjustments
		Restructuring		Adjusted
		and Other	Tax Sharing	Results
	US GAAP	Charges, Net	Income (1)	(Non-GAAP) (2)
	(in millions, except per share data)

Net sales	$3,558	$—	$—	$3,558
Cost of sales	2,666	—	—	2,666
Gross income	892	—	—	892
Selling, general, and administrative expenses	399	—	—	399
Restructuring and other charges, net	21	(21)	—	—
Income from operations	472	21	—	493
Interest income	10	—	—	10
Interest expense	(50)	—	—	(50)
Other income	592	—	(572)	20
Income from continuing operations before income taxes and minority interest	1,024	21	(572)	473
Income taxes	(155)	(6)	—	(161)
Minority interest	(1)	—	—	(1)
Income from continuing operations	$868	$15	$(572)	$311

Basic earnings per share:
Income from continuing operations	$1.75			$0.63
Diluted earnings per share:
Income from continuing operations	$1.74			$0.62
Weighted-average number of shares outstanding:
Basic	496			496
Diluted	499			499

ADJUSTED CONSOLIDATED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended December 28, 2007

		Adjustments		Adjusted
		Restructuring		Income from
		and Other	Tax Sharing	Operations
	US GAAP	Charges, Net	Income (1)	(Non-GAAP) (2)
	(in millions)
Income from Operations:
Electronic Components	$352	$15	$—	$367
Network Solutions	69	5	—	74
Undersea Telecommunications	43	1	—	44
Wireless Systems	8	—	—	8
Total	$472	$21	$—	$493

(1) In connection with the adoption of Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109,” the Company recorded income pursuant to its Tax Sharing Agreement with Tyco International and Covidien Ltd.

(2) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended September 28, 2007

		Adjustments
	US GAAP	Separation Related Costs (1)	Restructuring and Other Charges, Net and Related Costs (2)	Other Items, Net (3)	Adjusted Results (Non-GAAP) (4)
	(in millions, except per share data)

Net sales	$3,488	$—	$—	$—	$3,488
Cost of sales	2,605	—	(8)	—	2,597
Gross income	883	—	8	—	891
Selling, general, and administrative expenses	402	—	—	—	402
Allocated class action settlement income	(4)	—	—	4	—
Separation costs	19	(19)	—	—	—
Restructuring and other charges, net	50	—	(50)	—	—
Income from operations	416	19	58	(4)	489
Interest income	13	—	—	—	13
Interest expense	(56)	—	—	—	(56)
Other income	13	—	—	—	13
Income from continuing operations before income taxes and minority interest	386	19	58	(4)	459
Income taxes	(144)	(6)	(18)	—	(168)
Minority interest	(3)	—	—	—	(3)
Income from continuing operations	$239	$13	$40	$(4)	$288

Basic earnings per share:
Income from continuing operations	$0.48				$0.58
Diluted earnings per share:
Income from continuing operations	$0.48				$0.58

Weighted-average number of shares outstanding:
Basic	496				496
Diluted	500				500

ADJUSTED CONSOLIDATED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended September 28, 2007

		Adjustments
	US GAAP	Separation Related Costs (1)	Restructuring and Other Charges, Net and Related Costs (2)	Other Items, Net (3)	Adjusted Income from Operations (Non-GAAP) (4)
	(in millions)
Income from Operations:
Electronic Components	$347	$—	$23	$—	$370
Network Solutions	46	—	31	—	77
Undersea Telecommunications	19	—	2	—	21
Wireless Systems	19	—	2	—	21
Allocated class action settlement income and separation costs	(15)	19	—	(4)	—
Total	$416	$19	$58	$(4)	$489

(1) Includes $19 million of separation costs, primarily related to employee costs.

(2) Includes $55 million of net restructuring and other charges, of which $5 million is recorded in cost of sales, and $3 million of restructuring related moving costs (recorded in cost of goods sold).

(3) Consists of $4 million of class action settlement income related to an insurance recovery.

(4) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended June 29, 2007

		Adjustments
		Allocated
		Class Action	Separation	Restructuring	Loss on	Adjusted
		Settlement	Related	and Other	Retirement	Results
	US GAAP	Costs, Net	Costs (1)	Charges, Net	of Debt	(Non-GAAP) (2)
	(in millions, except per share data)

Net sales	$3,292	$—	$—	$—	$—	$3,292
Cost of sales	2,455	—	—	—	—	2,455
Gross income	837	—	—	—	—	837
Selling, general, and administrative expenses	403	—	(25)	—	—	378
Allocated class action settlement costs, net	891	(891)	—	—	—	—
Separation costs	25	—	(25)	—	—	—
Restructuring and other charges, net	25	—	—	(25)	—	—
Income (loss) from operations	(507)	891	50	25	—	459
Interest income	11	—	—	—	—	11
Interest expense	(57)	—	—	—	—	(57)
Other expense	(232)	—	—	—	232	—
Income (loss) from continuing operations before income taxes and minority interest	(785)	891	50	25	232	413
Income taxes	(147)	—	(14)	(9)	—	(170)
Minority interest	(1)	—	—	—	—	(1)
Income (loss) from continuing operations	$(933)	$891	$36	$16	$232	$242

Basic and diluted earnings (loss) per share:
Income (loss) from continuing operations	$(1.88)					$0.49

Weighted-average number of shares outstanding:
Basic and diluted	497					497

ADJUSTED COMBINED INCOME (LOSS) FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended June 29, 2007

		Adjustments
		Allocated				Adjusted
		Class Action	Separation	Restructuring	Loss on	Income from
		Settlement	Related	and Other	Retirement	Operations
	US GAAP	Costs, Net	Costs (1)	Charges, Net	of Debt	(Non-GAAP) (2)
	(in millions)

Income (Loss) from Operations:
Electronic Components	$314	$—	$20	$18	$—	$352
Network Solutions	72	—	3	4	—	79
Undersea Telecommunications	16	—	1	2	—	19
Wireless Systems	7	—	1	1	—	9
Allocated class action settlement costs, net and separation costs	(916)	891	25	—	—	—
Total	$(507)	$891	$50	$25	$—	$459

(1) Includes $25 million of separation costs, primarily related to employee costs, and $25 million of costs related to building separate company functions that did not exist in the prior year.

(2) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended March 30, 2007

		Adjustments
		Separation	Restructuring	Adjusted
		Related	and Other	Results
	US GAAP	Costs (1)	Charges, Net	(Non-GAAP) (2)
	(in millions, except per share data)

Net sales	$3,204	$—	$—	$3,204
Cost of sales	2,372	—	—	2,372
Gross income	832	—	—	832
Selling, general, and administrative expenses	405	(14)	—	391
Restructuring and other charges, net	8	—	(8)	—
Income from operations	419	14	8	441
Interest income	14	—	—	14
Interest expense	(58)	—	—	(58)
Income from continuing operations before income taxes and minority interest	375	14	8	397
Income taxes	(93)	(4)	(2)	(99)
Minority interest	(1)	—	—	(1)
Income from continuing operations	$281	$10	$6	$297

Basic and diluted earnings per share:
Income from continuing operations	$0.57			$0.60

Weighted-average number of shares outstanding:
Basic and diluted	497			497

ADJUSTED COMBINED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended March 30, 2007

		Adjustments		Adjusted
		Separation	Restructuring	Income from
		Related	and Other	Operations
	US GAAP	Costs (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Income from Operations:
Electronic Components	$351	$11	$8	$370
Network Solutions	59	2	—	61
Undersea Telecommunications	4	—	—	4
Wireless Systems	5	1	—	6
Total	$419	$14	$8	$441

(1) Includes $14 million of costs related to building separate company functions that did not exist in the prior year.

(2) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

For the Quarter Ended December 29, 2006

		Adjustments
		Separation	Restructuring	Adjusted
		Related	and Other	Results
	US GAAP	Costs (1)	Charges, Net	(Non-GAAP) (2)
	(in millions, except per share data)

Net sales	$2,975	$—	$—	$2,975
Cost of sales	2,188	—	—	2,188
Gross income	787	—	—	787
Selling, general, and administrative expenses	390	(2)	—	388
Restructuring and other charges, net	9	—	(9)	—
Income from operations	388	2	9	399
Interest income	15	—	—	15
Interest expense	(60)	—	—	(60)
Income from continuing operations before income taxes and minority interest	343	2	9	354
Income taxes	(107)	(1)	(3)	(111)
Minority interest	(1)	—	—	(1)
Income from continuing operations	$235	$1	$6	$242

Basic and diluted earnings per share:
Income from continuing operations	$0.47			$0.49

Weighted-average number of shares outstanding:
Basic and diluted	497			497

ADJUSTED COMBINED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Quarter Ended December 29, 2006

		Adjustments		Adjusted
		Separation	Restructuring	Income from
		Related	and Other	Operations
	US GAAP	Costs (1)	Charges, Net	(Non-GAAP) (2)
	(in millions)
Income from Operations:
Electronic Components	$327	$2	$8	$337
Network Solutions	54	—	—	54
Undersea Telecommunications	(1)	—	1	—
Wireless Systems	8	—	—	8
Total	$388	$2	$9	$399

(1) Includes $2 million of costs related to building separate company functions that did not exist in the prior year.

(2) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

For the Twelve Months Ended September 28, 2007

		Adjustments
	US GAAP	Separation Related Costs (1)	Allocated Class Action Settlement Costs, Net	Restructuring and Other Charges, Net and Related Costs (2)	Other Items, Net (3)	Adjusted Results (Non-GAAP) (4)
	(in millions, except per share data)
Net sales	$12,959	$—	$—	$—	$—	$12,959
Cost of sales	9,620	—	—	(8)	—	9,612
Gross income	3,339	—	—	8	—	3,347
Selling, general, and administrative expenses	1,600	(41)	—	—	—	1,559
Allocated class action settlement costs, net	887	—	(887)	—	—	—
Separation costs	44	(44)	—	—	—	—
Restructuring and other charges, net	92	—	—	(92)	—	—
Income from operations	716	85	887	100	—	1,788
Interest income	53	—	—	—	—	53
Interest expense	(231)	—	—	—	—	(231)
Other (expense) income, net	(219)	—	—	—	232	13
Income from continuing operations before income taxes and minority interest	319	85	887	100	232	1,623
Income taxes	(491)	(25)	—	(32)	—	(548)
Minority interest	(6)	—	—	—	—	(6)
Income (loss) from continuing operations	$(178)	$60	$887	$68	$232	$1,069

Basic earnings (loss) per share:
Income (loss) from continuing operations	$(0.36)					$2.15
Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.36)					$2.14

Weighted-average number of shares outstanding:
Basic	497					497
Diluted	497					500

ADJUSTED CONSOLIDATED AND COMBINED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Twelve Months Ended September 28, 2007

		Adjustments
	US GAAP	Separation Related Costs (1)	Allocated Class Action Settlement Costs, Net	Restructuring and Other Charges, Net and Related Costs (2)	Other Items, Net (3)	Adjusted Income from Operations (Non-GAAP) (4)
	(in millions)
Income from Operations:
Electronic Components	$1,339	$33	$—	$57	$—	$1,429
Network Solutions	231	5	—	35	—	271
Undersea Telecommunications	38	1	—	5	—	44
Wireless Systems	39	2	—	3	—	44
Allocated class action settlement costs, net and separation costs	(931)	44	887	—	—	—
Total	$716	$85	$887	$100	$—	$1,788

(1) Includes $44 million of separation costs, primarily related to employee costs, and $41 million of costs related to building separate company functions that did not exist in the prior year.

(2) Includes $97 million of net restructuring and other charges, of which $5 million is recorded in cost of sales, and $3 million of restructuring related moving costs (recorded in cost of goods sold).

(3) Consists of $232 million loss on retirement of debt.

(4) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.

TYCO ELECTRONICS LTD.

ADJUSTED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

For the Twelve Months Ended September 29, 2006

		Adjustment
		Restructuring	Adjusted
		and Other	Results
	US GAAP	Charges, Net	(Non-GAAP) (1)
	(in millions, except per share data)

Net sales	$11,811	$—	$11,811
Cost of sales	8,617	(6)	8,611
Gross income	3,194	6	3,200
Selling, general, and administrative expenses	1,445	—	1,445
Restructuring and other charges, net	7	(7)	—
Income from operations	1,742	13	1,755
Interest income	48	—	48
Interest expense	(256)	—	(256)
Income from continuing operations before income taxes and minority interest	1,534	13	1,547
Income taxes	(81)	(4)	(85)
Minority interest	(6)	—	(6)
Income from continuing operations	$1,447	$9	$1,456

Basic and Diluted earnings per share:
Income from continuing operations	$2.91		$2.93

Weighted-average number of shares outstanding:
Basic and diluted	497		497

ADJUSTED COMBINED INCOME FROM OPERATIONS BY SEGMENT (UNAUDITED)

For the Twelve Months Ended September 29, 2006

		Adjustment	Adjusted
		Restructuring	Income from
		and Other	Operations
	US GAAP	Charges, Net	(Non-GAAP) (1)
	(in millions)
Income from Operations:
Electronic Components	$1,404	$9	$1,413
Network Solutions	268	9	277
Undersea Telecommunications	15	(4)	11
Wireless Systems	55	(1)	54
Total	$1,742	$13	$1,755

(1) Adjusted results, adjusted earnings per share, and adjusted income from operations are non-GAAP measures.